Exhibit 10.6
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4)
and 240.24b-2

AMENDMENT NO. 1 TO
CONTRIBUTION AGREEMENT

THIS AMENDMENT NO. 1 TO CONTRIBUTION AGREEMENT (this “Amendment”) is made as of June 30, 2017 by and among Celularity Inc., a Delaware corporation (the “Celularity”) and TNK Therapeutics, Inc., a Delaware corporation (“TNK”).

RECITALS

A.    Celularity, TNK and Sorrento Therapeutics, Inc., a Delaware corporation have previously entered into that certain Contribution Agreement, dated June 12, 2017 (the “Contribution Agreement”).

B.    Pursuant to Section 11.2 of the Contribution Agreement, the Contribution Agreement may be amended upon the written consent of Celularity and TNK.

D.    Borrower and Lender now desire to amend the Contribution Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Definitions; Construction. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Contribution Agreement. References in the Contribution Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Contribution Agreement as amended hereby.

2.Amendment to Definition of “Celularity Shares”. The definition of “Celularity Shares” set forth in Article I of the Contribution Agreement is hereby amended and restated to read as follows:

“Celularity Shares” means that number of shares of Celularity’s Series A Preferred Stock equal to 25.0% of Celularity’s outstanding shares of capital stock on the Closing Date, calculated on a fully-diluted basis after giving effect to (i) the issuance of such shares of Celularity’s Series A Preferred Stock to TNK and assuming full exercise of all outstanding options, warrants and other rights to purchase capital stock of Celularity and full conversion of all securities convertible into capital stock of Celularity and including all shares reserved or authorized for issuance under Celularity’s equity or other plans, (ii) the issuance of Celularity securities pursuant to the Merger Agreement, (iii) the issuance of Celularity securities pursuant to the Financing, (iv) the issuance of any Celularity securities pursuant to the […***…] Acquisition, and (v) the issuance of Celularity securities to […***…] pursuant to a License Agreement to be entered

* Confidential Treatment Requested

into by and between […***…] and Celularity in connection with the closing of the Financing.
3.Amendment to Definition of “Financing”. The definition of “Financing” set forth in Article I of the Contribution Agreement is hereby amended and restated to read as follows:

“Financing” means the issuance and sale of Series A Preferred Stock in one or more capital-raising transactions (including the conversion of outstanding indebtedness other than the Sorrento Note), which results in gross cash proceeds to Celularity of not less than $[…***…].

4.Miscellaneous. Except as specifically set forth herein, all of the terms and provisions of the Contribution Agreement shall remain unchanged, unmodified and in full force and effect, and the Contribution Agreement shall be read together with and construed with this Amendment. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same amendatory instrument and any of the parties hereto may executed this Amendment by signing one counterpart. Any signature page delivered by facsimile or e-mail transmission of images in Adobe PDF or similar format shall be binding to the same extent as an original signature page.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Contribution Agreement as of the date first written above.

CELULARITY:	TNK:
Celularity, Inc. By: /s/ Robert Hariri Name: Robert Hariri Its: Chief Executive Officer	TNK Therapeutics, Inc. By: /s/ Henry Ji, Ph.D. Name: Henry Ji, Ph.D. Its: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CONTRIBUTION AGREEMENT]